SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY DAILY INCOME TRUST
SPARTAN   (registered trademark)     ARIZONA MUNICIPAL MONEY MARKET FUND
SPARTAN   (registered trademark)     MUNICIPAL MONEY FUND
FUNDS OF
FIDELITY UNION STREET TRUST II

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Daily Income Trust, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund (the funds), will be held at the office of Fidelity Union Street Trust II (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on September 17, 1997, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
 4. To amend Fidelity Daily Income Trust's fundamental investment limitation concerning diversification.
 5. To amend Spartan Municipal Money Fund's fundamental investment
limitation concerning diversification    to exclude securities of other
investment companies from the limitation.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
July 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA



PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY DAILY INCOME TRUST
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND
SPARTAN MUNICIPAL MONEY FUND
TO BE HELD ON SEPTEMBER 17, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Daily Income Trust, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 17, 1997, at 9:00 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management
Information Services Corp. and D.F. King & Co.    (D.F. King)     may be
paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $16,000 (Fidelity Daily Income Trust), $2,427 (Spartan Arizona Municipal Money Market Fund), and $6,719 (Spartan Municipal Money Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Fidelity Daily Income Trust and FMR (for Spartan Arizona Municipal Money Market Fund and Spartan Municipal Money Fund). Fidelity Daily Income Trust and FMR (for Spartan Arizona Municipal Money Market Fund and Spartan Municipal Money Fund) will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of FMR Texas, Inc. (FMR Texas), subadviser to the funds, is 400 East Las Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $4,000 (Fidelity Daily Income Trust), $326 (Spartan Arizona Municipal Money Market Fund), and $1,804 (Spartan Municipal Money Fund). The expenses in connection with telephone voting will be paid by Fidelity Daily Income Trust and FMR (for Spartan Arizona Municipal Money Market Fund and Spartan Municipal Money
Fund). If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum    is not present at the Meeting, or if a quorum     is
present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of May 30, 1997, are indicated in the following table:
Fidelity Daily Income Trust    2,312,353,108
Spartan Arizona Municipal Money Market Fund    81,737,336
Spartan Municipal Money Fund    2,318,643,539
 As of May 30, 1997, the nominees and officers of the trust owned, in the aggregate, less than 1% of the funds' outstanding shares.
 To the knowledge of the trust,    substantial (5% or more) record or
beneficial ownership of each fund on May 30, 1997 was as follows: for
Spartan Arizona Municipal Money Market   : National Financial Services
Corporation, Boston, MA (41.84%). To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.
 Shareholders of record at the close of business on July 21, 1997, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1996, AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED FEBRUARY 28, 1997, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND OF EACH FUND OF THE TRUST. APPROVAL OF PROPOSAL 4 AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
 The following tables summarize the proposals applicable to each fund.

Proposal    Proposal Description                    Applicable Funds
#

1.          To elect as Trustees the                Fidelity Daily Income Trust
            12 nominees presented in                Spartan AZ Municipal Money
            proposal 1.                             Market
                                                    Spartan Municipal Money

2.          To ratify the selection of              Fidelity Daily Income Trust
            Coopers & Lybrand L.L.P.                Spartan AZ Municipal Money
            as independent                          Market
            accountants of the trust.               Spartan Municipal Money

3.          To amend the Trust                      Fidelity Daily Income Trust
            Instrument to provide                   Spartan AZ Municipal Money
            voting rights based on a                Market
            shareholder's total dollar              Spartan Municipal Money
            investment in a fund,
            rather than on the
            number of shares owned.

4.          To amend Fidelity Daily                 Fidelity Daily Income Trust
            Income Trust's
            fundamental
            diversification limitation.

5.          To amend Spartan                        Spartan Municipal Money
            Municipal Money Fund's
            fundamental
            diversification limitation    to
               exclude "securities of
               other investment
               companies" from the
               limitation    .


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of    t    rustees of the
   t    rust. Pursuant to the provisions of the Trust Instrument of
Fidelity Union Street Trust II, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates   ,     William O. McCoy    and Robert C.
Pozen    , all nominees named below are currently Trustees of Fidelity
Union Street Trust II and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis, and Marvin L. Mann were selected by the trust's Nominating and Administration
Committee (see page        ) and were appointed to the Board in November
1991, December 1992, and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.
Except for Robert M. Gates   ,     William O. McCoy    and Robert C.
Pozen    , each of the nominees is currently a Trustee or General Partner, as the case may be, of 62 registered investment companies (trusts or
partnerships)        advised by FMR   .     Mr. Gates and Mr. McCoy are
currently a Trustee or General Partner, as the case may be, of 48
registered investment companies    (trusts or partnerships)     advised by
FMR.    Effective August 1, 1997, Mr Pozen will be a Trustee or General
Partner, as the case may be, of 48 registered investment companies advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                Principal Occupation **                       Year of
(Age)                                                                Election or
                                                                     Appointmen
                                                                     t

Ralph F. Cox           Management consultant (1994).                 1991
 (65)                  Prior to February 1994, he was
                       President of Greenhill Petroleum
                       Corporation (petroleum
                       exploration and production).
                       Until March 1990, Mr. Cox was
                       President and Chief Operating
                       Officer of Union Pacific
                       Resources Company
                       (exploration and production). He
                       is a Director of Sanifill
                       Corporation (non-hazardous
                       waste, 1993), CH2M Hill
                       Companies (engineering), Rio
                       Grande, Inc. (oil and gas
                       production), and Daniel
                       Industries (petroleum
                       measurement equipment
                       manufacturer). In addition, he is
                       a member of advisory boards of
                       Texas A&M University and the
                       University of Texas at Austin.

Phyllis Burke Davis    Prior to her retirement in                    1992
 (65)                  September 1991, Mrs. Davis
                       was the Senior Vice President of
                       Corporate Affairs of Avon
                       Products, Inc. She is currently a
                       Director of BellSouth
                       Corporation
                       (telecommunications), Eaton
                       Corporation (manufacturing,
                       1991), and the TJX Companies,
                       Inc. (retail stores), and
                       previously served as a Director
                       of Hallmark Cards, Inc.
                       (1985-1991) and Nabisco
                       Brands, Inc. In addition, she is a
                       member of the President's
                       Advisory Council of The
                       University of Vermont School of
                       Business Administration.

Robert M. Gates        Consultant, author, and lecturer                 --
 (5   3    )           (1993). Mr. Gates was Director
                       of the Central Intelligence
                       Agency (CIA) from 1991-1993.
                       From 1989 to 1991, Mr. Gates
                       served as Assistant to the
                       President of the United States
                       and Deputy National Security
                       Advisor.
                       Mr. Gates is currently a Trustee
                       for the Forum For International
                       Policy, a Board Member for the
                       Virginia Neurological Institute,
                       and a Senior Advisor of the
                       Harvard Journal of World Affairs.
                       In addition, Mr. Gates also
                       serves as a member of the
                       corporate board for LucasVarity
                       PLC (automotive components
                       and diesel engines), Charles
                       Stark Draper Laboratory
                       (non-profit), NACCO Industries,
                       Inc. (mining and manufacturing),
                       and TRW Inc. (original
                       equipment and replacement
                       products).

*Edward C. Johnson,    President, is Chairman, Chief                 1968
3d                     Executive Officer and a Director
 (67)                  of FMR Corp.; a Director and
                       Chairman of the Board and of
                       the Executive Committee of
                       FMR; Chairman and a Director
                       of FMR Texas Inc., Fidelity
                       Management & Research (U.K.)
                       Inc., and Fidelity Management &
                       Research (Far East) Inc.

E. Bradley Jones       Prior to his retirement in 1984,              1990
 (69)                  Mr. Jones was Chairman and
                       Chief Executive Officer of LTV
                       Steel Company. He is a Director
                       of TRW Inc. (original equipment
                       and replacement products),
                       Consolidated Rail Corporation,
                       Birmingham Steel Corporation,
                       and RPM, Inc. (manufacturer of
                       chemical products), and he
                       previously served as a Director
                       of NACCO Industries, Inc.
                       (mining and    manufacturing    ,
                       1985-1995)   ,     Hyster-Yale
                       Materials Handling, Inc.
                       (1985-1995)   , and
                          Cleveland-Cliffs Inc. (mining),
                          and as a Trustee of FIrst Union
                          Real Estate Investments    . In
                       addition, he serves as a Trustee
                       of the Cleveland Clinic
                       Foundation,    where he has also
                          been a member of the Executive
                          Committee as well as Chairman
                          of the Board and President,     a
                       Trustee and member of the
                       Executive Committee of
                       University School (Cleveland),
                       and a Trustee of Cleveland
                       Clinic Florida.

Donald J. Kirk         Executive-in-Residence (1995)                 1987
 (64)                  at Columbia University Graduate
                       School of Business and a
                       financial consultant. From 1987
                       to January 1995, Mr. Kirk was a
                       Professor at Columbia University
                       Graduate School of Business.
                       Prior to 1987, he was Chairman
                       of the Financial Accounting
                       Standards Board. Mr. Kirk is a
                       Director of General Re
                       Corporation (reinsurance), and
                       he previously served as a
                       Director of Valuation Research
                       Corp. (appraisals and
                       valuations, 1993-1995). In
                       addition, he serves as Chairman
                       of the Board of Directors of the
                       National Arts Stabilization Fund,
                       Chairman of the Board of
                       Trustees of the Greenwich
                       Hospital Association, a Member
                       of the Public Oversight Board of
                       the American Institute of
                       Certified Public Accountants'
                       SEC Practice Section (1995),
                       and as a Public Governor of the
                       National Association of
                       Securities Dealers, Inc. (1996).

*Peter S. Lynch        Vice Chairman and Director of                 1990
 (54)                  FMR (1992). Prior to May 31,
                       1990, he was a Director of FMR
                       and Executive Vice President of
                       FMR (a position he held until
                       March 31, 1991); Vice President
                       of Fidelity Magellan Fund and
                       FMR Growth Group Leader; and
                       Managing Director of FMR Corp.
                       Mr. Lynch was also Vice
                       President of Fidelity Investments
                       Corporate Services (1991-1992).
                       He is a Director of W.R. Grace &
                       Co. (chemicals) and Morrison
                       Knudsen Corporation (engineering
                       and construction). In addition, he
                       serves as a Trustee of Boston
                       College, Massachusetts Eye &
                       Ear Infirmary, Historic Deerfield
                       (1989) and Society for the
                       Preservation of New England
                       Antiquities, and as an Overseer of
                       the Museum of Fine Arts of
                       Boston.

William O. McCoy       Vice President of Finance for the                --
 (63)                  University of North Carolina
                       (16-school system, 1995). Prior to
                       his retirement in December 1994,
                       Mr. McCoy was Vice Chairman of
                       the Board of BellSouth
                       Corporation (telecommunications   ,
                          1984    ) and President of BellSouth
                       Enterprises    (1986)    . He is currently
                       a Director of Liberty Corporation
                       (holding company   , 1984    ), Weeks
                       Corporation of Atlanta (real
                       estate, 1994), Carolina Power
                       and Light Company (electric utility,
                       1996)    and the Kenan Transport
                          Co. (1996)    . Previously, he was a
                       Director of First American
                       Corporation (bank holding
                       company, 1979-1996). In addition,
                       Mr. McCoy serves as a member
                       of the Board of Visitors for the
                       University of North Carolina at
                       Chapel Hill (1994) and for the
                       Kenan   -    Flager Business School
                       (University of North Carolina at
                       Chapel Hill   , 1988    ).

Gerald C. McDonough    Chairman of G.M. Management                   1989
 (68)                  Group (strategic advisory
                       services). Prior to his retirement
                       in July 1988, he was Chairman
                       and Chief Executive Officer of
                       Leaseway Transportation Corp.
                       (physical distribution services).
                       Mr. McDonough is a Director of
                       Brush-Wellman Inc. (metal
                       refining), York International
                       Corp. (air conditioning and
                       refrigeration), Commercial
                       Intertech Corp. (hydraulic
                       systems, building systems, and
                       metal products, 1992), CUNO,
                       Inc. (liquid and gas filtration
                       products, 1996), and Associated
                       Estates Realty Corporation (a
                       real estate investment trust,
                       1993). Mr. McDonough served
                       as a Director of
                       ACME-Cleveland Corp. (metal
                       working, telecommunications,
                       and electronic products) from
                       1987-1996.

Marvin L. Mann         Chairman of the Board,                        1993
 (64)                  President, and Chief Executive
                       Officer of Lexmark International,
                       Inc. (office machines, 1991).
                       Prior to 1991, he held the
                       positions of Vice President of
                       International Business Machines
                       Corporation ("IBM") and
                       President and General Manager
                       of various IBM divisions and
                       subsidiaries. Mr. Mann is a
                       Director of M.A. Hanna
                       Company (chemicals, 1993) and
                       Infomart (marketing services,
                       1991), a Trammell Crow Co. In
                       addition, he serves as the
                       Campaign Vice Chairman of the
                       Tri-State United Way (1993) and
                       is a member of the University of
                       Alabama President's Cabinet.

*Robert C. Pozen       Senior Vice President (effective              --
 (51)                  August 1, 1997), President and
                       a Director of FMR (1997); and
                       President and a Director of FMR
                       Texas Inc. (1997), Fidelity
                       Management & Research (U.K.)
                       Inc. (1997), and Fidelity
                       Management & Research (Far
                       East) Inc. (1997). Previously, Mr.
                       Pozen served as General
                       Counsel, Managing Director, and
                       Senior Vice President of FMR
                       Corp.

Thomas R. Williams     President of The Wales Group,                 1989
 (69)                  Inc. (management and financial
                       advisory services). Prior to retiring
                       in 1987,
                       Mr. Williams served as Chairman
                       of the Board of First Wachovia
                       Corporation (bank holding
                       company), and Chairman and
                       Chief Executive Officer of The
                       First National Bank of Atlanta and
                       First Atlanta Corporation (bank
                       holding company). He is currently
                       a Director of BellSouth
                       Corporation (telecommunications),
                       ConAgra, Inc. (agricultural
                       products), Fisher Business
                       Systems, Inc. (computer
                       software), Georgia Power
                       Company (electric utility), Gerber
                       Alley & Associates, Inc.
                       (computer software), National Life
                       Insurance Company of Vermont,
                       American Software, Inc., and
                       AppleSouth, Inc. (restaurants,
                       1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of May 30, 1997, the nominees and officers of the trust owned, in the
aggregate   ,     less than    1    % of    the     funds' outstanding
shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended August 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of
Trustees. Currently,    Mr.     Kirk (Chairman) and    Mrs.     Davis are
members of the    c    ommittee. If elected, it is anticipated that    Mr.
McCoy and Mr. Gates will be members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment
compliance procedures and the code of ethics.     During the twelve months
ended August 31, 1996, the    c    ommittee held four meetings.
        The trust's Nominating and Administration Committee is currently
composed of    Messrs. McDonough (Chairman), Jones, and Williams.     The
   c    ommittee members confer periodically and hold meetings as required.
   The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics
applicable to the independent trustees.     During the twelve months ended
August 31, 1996, the    c    ommittee held five meetings. The Nominating
and Administration Committee will consider nominees recommended by
shareholders. Recommendations should be submitted to the    c    ommittee
in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each fund for his or her
services for the fiscal year end   ing     August 31, 199   7    , or
calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE


Trustees   Aggregate             Aggregate                   Aggregate           Total
           Compensatio           Compensatio                 Compensatio         Compensatio
           n                     n from                      n from              n from the
           from                         Spartan AZ           Spartan             Fund
           Fidelity Daily        Municipal                   Municipal           Complex*   ,    A
           Income                Money
                   Money   +,B,E
           Trust   +,B,C,F              Market   +,B,D



   J. Gary Burkhead**,(double dagger)          $ 0             $ 0          $ 0             $ 0

   Ralph F. Cox                                 989             35           1,004           137,700

   Phyllis Burke Davis                          966             34           981             134,700

   Richard J. Flynn***                          318             11           333             168,000

   Edward C. Johnson                            0               0            0               0
   3d**

   E. Bradley Jones                             974             34           989             134,700

   Donald J. Kirk                               982             34           998             136,200

   Peter S. Lynch**                             0               0            0               0

   William O. McCoy****                         283             8            242             136,200

   Gerald C.                                    1,183           41           1,200           136,200
   McDonough

   Edward H. Malone***                          268             10           280             136,200

   Marvin L. Mann                               989             35           1,004           134,700

   Thomas R. Williams                           990             35           1,005           136,200


   + Estimated
* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 through December 31, 1996, William
O. McCoy served as a Member of the Advisory Board of the trust.
   (double dagger) J. Gary Burkhead serves on the Board of Trustees through August 1, 1997 and, effective August 1, 1997, will serve as a Member of the Advisory Board of the trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested
Trustee, most of which is subject to vesting: Ralph F. Cox, $   380    ,
Phyllis Burke Davis, $   380    , Richard J. Flynn, $   0    , E. Bradley
Jones, $   380    , Donald J. Kirk, $   380    , Gerald C. McDonough,
$   437    , Edward H. Malone, $   268    , Marvin L. Mann, $   380    ,
and Thomas R. Williams, $   380    .
D The following amounts are required to be deferred by each non-interested
Trustee, most of which is subject to vesting: Ralph F. Cox, $   1    ,
Phyllis Burke Davis, $   1    , Richard J. Flynn, $   0    , E. Bradley
Jones, $   1    , Donald J. Kirk, $   1    , Gerald C. McDonough,
$   1    , Edward H. Malone, $   1    , Marvin L. Mann, $   1    , and
Thomas R. Williams, $   1    .
E The following amounts are required to be deferred by each non-interested
Trustee, most of which is subject to vesting: Ralph F. Cox, $   30    ,
Phyllis Burke Davis, $   30    , Richard J. Flynn, $   0    , E. Bradley
Jones, $   30    , Donald J. Kirk, $   30    , Gerald C. McDonough,
$   30    , Edward H. Malone, $   30    , Marvin L. Mann, $   30    , and
Thomas R. Williams, $   30    .
F For the fiscal year ended August 31, 1996, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary
deferred compensation as follows:    Fidelity Daily Income Trust: Edward H.
Malone, $238 and Thomas R. Williams, $284.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
    Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity Funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested
Trustees' Plan accounts are subject to vesting    and are treated as though
equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the
investment performance of the Reference Funds    . The termination of the
retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Daily Income Trust, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund are funds of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust. Currently there are three funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Union Street Trust II, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.
Fund   Net Asset Value   $1,000
                         investment in
                         terms of
                         number of
                         shares

 A     $ 10.00           100.000

 B     $ 7.57            132.100

 C     $ 10.93           91.491

 D     $ 1.00            1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS
 Section 7.01. The shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and
(ii) when the Trustees have determined that the matter affects the interests of ((one or)) more [than one] Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matter shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any [of the] Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of the trust, the Trust Instrument will remain unchanged.
4. TO AMEND FIDELITY DAILY INCOME TRUST'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Fidelity Daily Income Trust's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the United States government, or its agencies or instrumentalities), if, as a result,
(a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of any single issuer, or (b) with respect to 75% of its total assets, the fund would own more than 10% of the voting securities of such issuer."
The Trustees recommend that shareholders of Fidelity Daily Income Trust vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental investment limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation differs from the current limitation in two ways. First, the amended limitation allows the fund to invest up to 25% of its assets in a single issuer rather than the 10% currently permitted. However, SEC regulations applicable to money market funds limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. Second, the amended limitation excludes investment companies from the restrictions entirely thereby allowing the fund to invest without limit in securities of other investment companies. Pursuant to an order of exemption granted by the SEC, Fidelity Daily Income Trust may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. Although taxable money market funds such as Fidelity Daily Income Trust expect to continue to invest in money market securities directly rather than through the Central Funds, FMR believes that the fund will benefit by having the Central Funds available as an investment alternative on a contingency basis without having to incur the cost of a shareholder meeting.
 If the new fundamental investment limitation is adopted as proposed, the Board of Trustees intends to adopt the following non-fundamental diversification limitation for the fund;
 "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)"
 The non-fundamental investment limitation reflects the limitations imposed by regulations applicable to taxable money market funds and the SEC exemptive order discussed above. Fidelity Daily Income Trust intends to interpret the fundamental and non-fundamental investment limitations in accordance with SEC regulations applicable to money market funds.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without approval of shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit Fidelity Daily Income Trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become
effective when    the     disclosure is    revised     to reflect the
changes. If the proposal is not approved by the shareholders of Fidelity Daily Income Trust, the fund's current fundamental diversification limitation will remain unchanged.
5. TO AMEND SPARTAN MUNICIPAL MONEY FUND'S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING DIVERSIFICATION    TO EXCLUDE SECURITIES
OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION    .
 The Trustees recommend that the shareholders of Spartan Municipal Money Fund vote to amend the fund's current fundamental investment limitation by adding the underlined text below to the fund's fundamental investment limitation:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation; it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. If the proposal is approved the fund may increase its investment in the Central Funds in addition to investing directly in money market securities. FMR believes that the fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting.
 The SEC has proposed amendments to the regulations applicable to national tax-exempt money market funds that may limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. If the proposed amendment is adopted, FMR will comply with the amendment. Pursuant to the order of exemption referred to above, the fund may continue to invest for cash management purposes up to 25% of total assets in the Central Funds managed by FMR or an affiliate of FMR.
 Spartan Municipal Money Fund intends to interpret the fundamental limitation in accordance with SEC regulations applicable to money market funds.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit Spartan Municipal Money Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental
diversification    limitation, upon shareholder approval, will become
effective when the disclosure is     re   vis    ed to reflect the changes.
If the proposal is not approved by the shareholders of Spartan Municipal Money Fund, that fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
Robert C. Pozen, President;    and     Peter S. Lynch, Vice
Chairman   .     With the exception of Robert C   . Pozen, who is proposed
for election as a Trustee, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Robert C. Pozen (effective August 1, 1997), Thomas D. Maher,
Richard A. Silver, Leonard M.     Rush,    and     Burnell R. Stehman,
   and Ms.     Deborah F. Watson    and Ms. Sarah H. Zenoble     are
currently officers of the trust and officers or employees of FMR or FMR
Corp. With the exception of Mr. Costello, Mr. Maher,    and Mr. Silver,
all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period September 1, 1995 through    May 30, 1997, no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
    The Directors of FMR Texas are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee
of the trust and of othe    r funds advised by FMR; Chairman, Chief
Executive Officer, President, and a Director of FMR Corp.; Chairman of the
Board and of the Executive Committee of FMR;        a Director of FMR; and
Chairman and Director of Fidelity Management & Research (U.K.) Inc. and
   Fidelity Management & Research (Far East) Inc. In addition, Mr. Pozen is Senior Vice President (effective August 1, 1997) and is proposed for election as a Trustee of the trust; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Mr Pozen has been appointed as a Trustee of certain other funds advised by FMR, effective August 1, 1997. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with    National Financial Services
Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect
subsidiaries     of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
    During the fiscal year ended August 31, 1996, the funds paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

DSS-pxs-0797 CUSIP#316448109/FUND#031   CUSIP#316093103(NFSC)
CUSIP#316450105/FUND#433   CUSIP#316448406/FUND#460
FORM OF
Vote this proxy card TODAY!  Your prompt response will
save    your fund
 the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS(registered trademark)
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY UNION STREET TRUST II: FIDELITY DAILY INCOME TRUST

PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust II: Fidelity Daily Income Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

   NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, adminis-trat or, trustee, attorney, guardian, etc., please so indicate.
Corporate
   and partnership proxies should be signed by an authorized person indicating the person's title.
Date: ___, 1997
________________________________________
________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316448109/fund# 031

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as               [  ] FOR all nominees    [  ]              1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis, Robert     listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,        marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,        below).                   vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                  nominees.
        Pozen,     and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Trust Instrument to provide voting rights     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based on a shareholder's total dollar investment in the
      fund, rather than on the number of shares owned.

4.    To amend the fundamental diversification limitation        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      for Fidelity Daily Income Trust.




FDI-PXC-797      cusip # 316448109/fund# 031
FORM OF
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS(registered trademark)
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY UNION STREET TRUST II: SPARTAN(registered trademark) MUNICIPAL
MONEY FUND

PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust II: Spartan Municipal Money Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

   NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, adminis-trat or, trustee, attorney, guardian, etc., please so indicate.
Corporate
   and partnership proxies should be signed by an authorized person indicating the person's title.
Date: ___, 1997
________________________________________
________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316448406/fund# 460

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as               [  ] FOR all nominees    [  ]              1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis, Robert     listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,        marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,        below).                   vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                  nominees.
        Pozen,     and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Trust Instrument to provide voting rights      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based on a shareholder's total dollar investment in the
      fund, rather than on the number of shares owned.

5.    To amend the fundamental diversification limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      for Spartan Municipal Money Fund    to exclude
         securities of other investment companies from the
         limitation    .




SMM-PXC-0797      cusip # 316448406/fund# 460

FORM OF
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS(registered trademark)
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY UNION STREET TRUST II: SPARTAN(registered trademark) ARIZONA MUNICIPAL MONEY MARKET FUND

PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust II: Spartan Arizona Municipal Money Market Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

   NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, adminis-trat or, trustee, attorney, guardian, etc., please so indicate.
Corporate
   and partnership proxies should be signed by an authorized person indicating the person's title.
Date: ___, 1997
________________________________________
________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip # 316450105/fund# 433

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as               [  ] FOR all nominees    [  ]              1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis, Robert     listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,        marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,        below).                   vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                  nominees.
        Pozen,     and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Trust Instrument to provide voting rights     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based on a shareholder's total dollar investment in the
      fund, rather than on the number of shares owned.




SPZ-PXC-0797      cusip # 316450105/fund# 433
FORM OF
Vote this proxy card TODAY!  Your prompt response will
save the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS(registered trademark)
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY UNION STREET TRUST II:
FIDELITY DAILY INCOME TRUST
SPARTAN(registered trademark) ARIZONA MUNICIPAL MONEY MARKET FUND
SPARTAN MUNICIPAL MONEY FUND

PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoints Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Union Street Trust II: Fidelity Daily Income Trust, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

   NOTE: Please sign exactly as your name appears on this Proxy.
   When signing in a fiduciary capacity, such as executor, adminis-
   trator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date: ___, 1997
________________________________________
________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip # 316448109/fund# 031
 cusip # 316450105/fund# 433
 cusip # 316448406/fund# 460

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 12 nominees specified below as               [  ] FOR all nominees    [  ]              1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis, Robert     listed (except as         WITHHOLD
     M. Gates, Edward C. Johnson 3d, E. Bradley Jones,        marked to the contrary    authority to
     Donald J. Kirk, Peter S. Lynch, William O. McCoy,        below).                   vote for all
     Gerald C. McDonough, Marvin L. Mann,    Robert C.                                  nominees.
        Pozen,     and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Trust Instrument to provide voting rights      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based on a shareholder's total dollar investment in the
      fund, rather than on the number of shares owned.

4.    To amend the fundamental diversification limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      for Fidelity Daily Income Trust.

5.    To amend the fundamental diversification limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      for Spartan Municipal Money Fund    to exclude
         securities of other investment companies from the
         limitation.




FUSTII-PXC-797      cusip # 316448109/fund# 031
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY DAILY INCOME TRUST
SPARTAN ARIZONA MUNICIPAL MONEY MARKET FUND
SPARTAN MUNICIPAL MONEY FUND
Dear Shareholder:
I am writing to let you know that a special meeting of Fidelity Daily Income Trust, Spartan Arizona Municipal Money Market Fund, and Spartan Municipal Money Fund shareholders will be held in September to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.

The following Q&A is to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,
Edward C. Johnson 3d
President


IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed Proxy Statement. Below is a brief overview of the proposals to be voted on. Your vote is important.
If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
PROPOSAL 1.  TO ELECT A BOARD OF TRUSTEES.
Proposal 1 is to elect Trustees to the Board which is responsible for protecting the interests of shareholders. The Trustees review fund performance, oversee a fund's activities, and review contractual arrangements with companies that provide services to a fund.
PROPOSAL 2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
Proposal 2 is to ratify the Board of Trustees' selection of Coopers & Lybrand L.L.P. as independent accountants.
The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the trust that are required by law to be independently certified and filed with the SEC.
PROPOSAL 3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
Proposal 3 would provide voting rights based on a shareholder's total dollar interest (dollar-based voting) in a fund. Current voting rights are one-share, one-vote. Dollar-based voting rights provide a more equitable system than the one-share, one-vote system.
FIDELITY DAILY INCOME TRUST ONLY
PROPOSAL 4. TO AMEND FIDELITY DAILY INCOME TRUST'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
The proposed fundamental investment limitation concerning diversification is the limitation imposed by the Investment Company Act of 1940 for diversified investment companies.
The amended limitation differs from the current limitation in two ways. First, the amended limitation allows the fund to invest up to 25% of its assets in a single issuer rather than the 10% currently permitted.
However, for money market funds, SEC regulations limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets. One exception is that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days.
Second, the amended limitation would permit the fund to invest without limit in the securities of other investment companies. As a result of an order of exemption granted by the SEC, the fund may currently invest up to 25% of its total assets in non-publicly offered money market funds (the Central Funds), managed by FMR or an affiliate of FMR. Although Fidelity Daily Income Trust expects to continue to invest in money market securities directly rather than through the Central Funds, FMR believes that the fund will benefit by having the Central Funds available as an investment alternative on a contingency basis.
SPARTAN MUNICIPAL MONEY FUND ONLY
PROPOSAL 5. TO AMEND SPARTAN MUNICIPAL MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
Proposal 5 would permit the fund to invest without limit in the securities of other investment companies. As a result of an order of exemption granted by the SEC, the fund may currently invest up to 25% of its total assets in non-publicly offered money market funds (the Central Funds), managed by FMR or an affiliate of FMR.
If the proposal is approved, the fund may increase its investment in the Central Funds in addition to investing directly in money market securities. FMR believes that the fund will benefit by having the Central Funds available as an investment alternative.
THE PROXY SAYS THAT THE FUNDS' BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY?
The Trustees continue to oversee the investment policies of the funds. Members of the Board are fiduciaries and have an obligation to serve the best interests of each funds' shareholders, including approving policy changes such as those proposed for these funds.
WHAT IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED?
The proposed change would provide a more equitable distribution of voting rights for certain votes rather than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's dollar investment rather than by the number of shares held.
These funds are part of a trust and some votes are conducted on a trust-wide basis. While this proposal does not currently affect money market funds, it would affect your fund if additional funds were added to the trust in the future. If there were other funds in the trust with fluctuating net asset values per share (NAVs), there would be disproportionate voting rights since the NAV of each fund will generally diverge over time.
Here is an example of why this change is being recommended. Investor A makes a $1,000 investment in a money market fund with a $1.00 share price and receives 1,000 shares. Investor B makes a $1,000 investment in another fund with a $10.00 share price and receives only 100 shares. Under the current system, Investor A would have a much greater vote than Investor B. The proposed change would give both investors the same voting rights since they both made a $1,000 investment.
WHAT ARE THE "CENTRAL FUNDS"?
The Central Funds are non-publicly offered money market funds managed by FMR or an affiliate of FMR. The primary benefit resulting from the Central Funds is enhanced efficiency of cash management by providing increased short-term investment opportunities.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of a fund on the record date. The record date is July 21, 1997.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. Therefore, to avoid additional mailings, telephone calls or other solicitations, we ask shareholders to vote as soon as they review the enclosed proxy materials.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.
ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."